UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 4, 2007

Date of Report (Date of earliest event reported)

 Commission File Number: 0-51414

Lucas Energy, Inc.

(Exact name of registrant as specified in its charter)

 Nevada, United States

(State or other jurisdiction of incorporation or organization)

98-0417780

(I.R.S. Employer ID Number)

3000 Richmond Avenue, Suite 400, Houston, Texas 77040

(Address of principal executive offices) (Zip code)

(713) 528-1881

     (Issuer's telephone number)

N/A

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

     (i) Effective April 4, 2007, Lucas Energy, Inc. ("Registrant"), confirmed with its auditors, Moore & Associates (“Moore”) that the firm would no longer be representing the Registrant as its accountants. As of that date, Registrant was informed that Moore was voluntarily resigning as the Registrant's accounting firm.

     (ii) Moore has never reported on Registrant's financial statements. Registrant's financial statements for the past two years were audited by Morgan & Company who was replaced by Moore on May 19, 2006.  Morgan & Company last reported on the Registrant's financial statements on February 3, 2006.  Those financial statements included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

     (iii) The change of independent accountants was ratified by the Board of Directors of Registrant on April 4, 2007.

     (iv) During the period from May 19, 2006 to April 4, 2007, there were no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     (v) During the period from May 19, 2006 to April 4, 2007, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            (a) During the period from May 19, 2006 to April 4, 2007, Moore did not advise Registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist.

            (b)  During the period from May 19, 2006 to April 4, 2007, Moore did not advise Registrant that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made Moore unwilling to be associated with the financial statements prepared by management.

            (c)  During the period from May 19, 2006 to April 4, 2007, Moore did not advise Registrant that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

            (d)  During the period from May 19, 2006 to April 4, 2007, Moore did not advise Registrant that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

     (vi) The Registrant has requested that Moore furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 9, 2007, is filed as Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants

     The Registrant has engaged Malone & Bailey, PC ("Malone") as its new independent accountants on April 4, 2007. Prior to April 4, 2007 the Registrant had not consulted with Malone regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by Malone concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

         Exhibit 16.1        Letter from Moore & Associates, dated April 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2007

LUCAS ENERGY, INC.

/s/ James J. Cerna, Jr.

James J. Cerna, Jr.

President and Chief Executive Officer